UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

October 31, 2010

Semi-Annual Report

Western Asset High Income Fund II Inc.
(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Statement of cash flows	22

Financial highlights	23

Notes to financial statements	24

Additional shareholder information	34

Dividend reinvestment plan	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended October 31, 2010, overall growth moderated versus earlier in the year and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

As the reporting period began, the financial markets were in the midst of a sharp sell-off that had begun in late April. This continued throughout much of May, during which risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for the fixed-income spread sectors (non-Treasuries)

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery....” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Fixed-income market review

Looking back, from the second quarter of 2009 through mid-April 2010, nearly every spread sector outperformed equal-durationiv Treasuries. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during May — the first month of the reporting period. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively. After moving modestly higher in early May, yields largely declined during the remainder of the reporting period.  When the period ended on October 31, 2010, two-year Treasury yields were 0.34%, the low for the period. In contrast, ten-year Treasury yields ended the period at 2.63%, which was higher than their trough of 2.41% that occurred from October 6th through the 8th. For the six months ended October 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 5.33%.

The U.S. high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 6.73% for the six months ended October 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 10.62% over the six months ended October 31, 2010.

Performance review

For the six months ended October 31, 2010, Western Asset High Income Fund II Inc. returned 8.91% based on its net asset value (“NAV”)viii and 7.74% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 6.73% and 10.62%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageix returned 7.75% over the

Western Asset High Income Fund II Inc.	V

same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$9.22 (NAV)	8.91%
$9.97 (Market Price)	7.74%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i              The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv         Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v            The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi         The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii      The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii   Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix          Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

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Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and April 30, 2010 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC HY 2% Issuer Cap	— Barclays Capital U.S. High Yield - 2% Issuer Cap Index
EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
HIX	— Western Asset High Income Fund II Inc.
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non $	— Non-U.S. Dollar

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure as of October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC HY 2% Issuer Cap	— Barclays Capital U.S. High Yield - 2% Issuer Cap Index
EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
HIX	— Western Asset High Income Fund II Inc.
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Non $	— Non-U.S. Dollar

4	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 89.3%
Consumer Discretionary — 17.4%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	590,000	EUR	$874,537	(a)
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,060,184	(b)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000		623,068	(b)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	7,855,000		2,867,075	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	9,995,000		3,523,238	(c)
Total Automobiles					8,073,565
Diversified Consumer Services — 1.5%
Realogy Corp., Senior Notes	10.500%	4/15/14	7,025,000		6,340,062	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	690,000		684,825	(b)
Sotheby’s, Senior Notes	7.750%	6/15/15	2,150,000		2,289,750	(b)
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	4,961,000		5,519,113	(a)(b)
Total Diversified Consumer Services					14,833,750
Hotels, Restaurants & Leisure — 6.4%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	2,560,000		2,576,000	(a)
CCM Merger Inc., Notes	8.000%	8/1/13	4,430,000		4,164,200	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	468,000		332,280	(a)
DineEquity Inc., Senior Notes	9.500%	10/30/18	3,540,000		3,787,800	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	2,985,000		2,887,988	(a)(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	4,320,000		3,283,200
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	2,530,000		2,596,413
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		7,673	(a)(c)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	4,870,000		3,652,500	(b)
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,646,000		6,072,782	(b)
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,375,000		3,746,250	(b)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	6,400,000		2,624,000	(c)(d)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,290,000		2,169,775	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	2,150,000		2,316,625	(b)
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	2,930,000		2,864,075	(b)
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	3,470,000		3,140,350	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		1,005,700	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000		2,465,925	(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	2,205,000		2,028,600	(a)(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	5,310,000		4,652,887	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000		290,850	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,910,000		4,540,487	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,855,000		2,008,038	(b)
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	570,000		570,000	(b)
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	500,000		501,875	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	1,800,000		1,485,000	(a)(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	5

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000		$731	(c)(d)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000		174	(c)(d)
Total Hotels, Restaurants & Leisure					65,772,178
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000		3,138,750	(b)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	4,055,000		4,359,125	(a)(b)
Total Internet & Catalog Retail					7,497,875
Media — 4.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	700,000		767,375	(b)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	10,000		11,113
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,740,000		1,857,450	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,930,000		4,264,050	(a)(b)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,215,000		2,303,600	(a)(b)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,790,000		4,026,875	(a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	960,000		1,099,200	(a)(b)
CMP Susquehanna Corp.	3.531%	5/15/14	254,000		180,340	(a)(e)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,683,750	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		1,998,769	(b)
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	2,910,000	EUR	3,936,532	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000		2,230,156	(a)(g)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	690,000		802,988	(a)(b)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	400,000		465,500	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	9,530,000		9,923,112	(a)(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	4,760,000		4,873,050	(b)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,155,000		1,283,494	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,840,000		2,996,200	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,388,337	(a)(b)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	1,830,000		1,964,962	(b)
Total Media					48,056,853
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	48,072		50,476	(b)(h)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,740,000		3,553,000	(b)
Total Multiline Retail					3,603,476
Specialty Retail — 2.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	5,710,000		5,974,088	(b)
American Greetings Corp., Senior Notes	7.375%	6/1/16	937,000		942,856	(b)
American Greetings Corp., Senior Notes	7.375%	6/1/16	390,000		384,150
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	3,130,000		3,114,350	(a)(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,215,000	(b)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	7,990,000		7,860,162	(b)
Total Specialty Retail					20,490,606

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.8%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000	$6,038,112
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	2,310,000	2,515,013	(b)
Total Textiles, Apparel & Luxury Goods				8,553,125
Total Consumer Discretionary				177,755,965
Consumer Staples — 1.1%
Food Products — 0.8%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	2,385,000	2,584,744
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	1,285,000	1,416,712	(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,520,000	2,520,000	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,130,000	1,307,975	(a)(b)
Total Food Products				7,829,431
Household Products — 0.2%
Visant Corp., Senior Notes	10.000%	10/1/17	1,780,000	1,900,150	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,000,000	1,105,000	(b)
Total Consumer Staples				10,834,581
Energy — 14.0%
Energy Equipment & Services — 1.9%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	3,510,000	3,913,650	(b)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000	2,352,938	(b)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	3,395,000	3,471,387	(b)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,495,000	2,726,100	(a)(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	3,665,000	3,944,456	(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,880,150	(b)
PHI Inc., Senior Notes	8.625%	10/15/18	410,000	415,125	(a)
Total Energy Equipment & Services				19,703,806
Oil, Gas & Consumable Fuels — 12.1%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	7,595,000	7,329,175
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,641,950	(b)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	590,000	610,650
Brigham Exploration Co., Senior Notes	8.750%	10/1/18	3,110,000	3,374,350	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.625%	10/15/18	1,520,000	1,546,600	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,260,000	2,480,350	(b)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,340,000	1,425,425	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,714,950	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,178,800	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,214,400	(a)(b)
Corral Petroleum Holdings AB, Senior Bonds	12.500%	9/18/11	5,188,627	4,844,880	(a)(h)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,736,000	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,100,000	(b)
El Paso Corp., Notes	7.875%	6/15/12	2,200,000	2,359,513	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,076,950
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	301,017	(b)(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	7

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	5,260,000	$5,207,400
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	130,000	79,300	(a)(c)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	1,980,000	2,079,000	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	3,280,000	3,591,600	(b)
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	2,070,000	2,279,587	(a)(g)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	2,200,000	2,387,000	(a)(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	1,570,000	1,628,875	(a)(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,827,844	(a)(g)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,690,100	(b)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	4,160,000	4,451,200	(a)(b)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	2,150,000	2,203,750	(a)(b)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	990,000	1,014,750	(a)(b)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	1,480,000	1,117,400	(b)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	1,425,000	1,086,563	(b)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,110,000	3,242,175	(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,384,700	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,759,657	(g)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,330,586	(g)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	2,200,000	2,112,000	(a)(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	294,400	(a)(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,341,319	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,519,900	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	859,513	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,855,000	5,631,800	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	589,625	(b)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	2,800,000	2,947,000
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	4,570,000	4,695,675	(b)(h)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	1,750,000	1,767,500	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	5,369,162	(b)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,090,000	(b)
TNK-BP Finance SA	6.625%	3/20/17	230,000	245,238	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,540,000	1,717,100	(a)(g)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,576,260	(a)(g)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	226,800	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	175,000	187,031	(b)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	2,420,000	2,607,550
Total Oil, Gas & Consumable Fuels				123,074,370
Total Energy				142,778,176
Financials — 12.9%
Capital Markets — 0.9%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,440,334	(b)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	2,715,000	604,087	(c)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	6,260,000	6,666,900	(a)(b)
Total Capital Markets				9,711,321

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 2.5%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000		$1,735,376	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000		984,550	(a)(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,657,888		2,661,211	(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	12,349,044		12,349,044	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000		1,876,725	(a)(b)(e)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,174,000		1,177,138	(a)(e)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,171,583	(a)(e)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000		1,308,125	(b)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000		1,810,455	(b)
Total Commercial Banks					25,074,207
Consumer Finance — 4.4%
Ally Financial Inc., Debentures	0.000%	6/15/15	4,290,000		3,120,975	(b)
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000		3,765,883	(b)
Ally Financial Inc., Senior Notes	6.875%	8/28/12	3,166,000		3,340,130	(b)
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000		6,493,050	(b)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,980,000		2,148,300	(a)(b)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	11,000		11,495
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	2,045,000		3,026,600	(a)(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	10,210,000		13,098,919	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	1,550,000	EUR	2,216,616
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,340,000		1,405,633	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	6,420,000		6,499,749	(b)
Total Consumer Finance					45,127,350
Diversified Financial Services — 4.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,296,687
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,817,025	(a)
Bank of America Corp.	8.125%	5/15/18	80,000		80,834	(e)(i)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,550,000		1,701,125	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000		2,357,100	(b)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	2,480,000		2,653,600
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,195,950	(a)(b)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	2,010,000		2,095,425	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	1,780,000		1,942,425	(a)(b)(f)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	3,870,000		4,005,450	(b)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	3,070,000		3,104,538	(b)
International Lease Finance Corp., Notes	5.875%	5/1/13	575,000		588,656	(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,750,000		4,275,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	6,180,000		7,091,550	(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	3,595,000		3,945,513	(a)(b)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000		2,209,125	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	9

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	1,070,000	$1,102,100	(a)(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	700,000	736,750	(a)(b)
Total Diversified Financial Services				46,198,853
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,812,025	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,193,500	(a)(b)
Total Insurance				5,005,525
Real Estate Investment Trusts (REITs) — 0.1%
Sabra Health Care LP/Sabra Capital Corp., Senior Notes	8.125%	11/1/18	990,000	1,029,600	(a)
Total Financials				132,146,856
Health Care — 5.6%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	2,350,000	2,620,250	(b)
Biomet Inc., Senior Notes	11.625%	10/15/17	670,000	757,937
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,040,000	1,164,800	(b)(h)
Total Health Care Equipment & Supplies				4,542,987
Health Care Providers & Services — 5.1%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,545,350	(a)(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000	9,213,469
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,066,625	(b)
HCA Inc., Senior Secured Notes	9.625%	11/15/16	7,624,000	8,310,160	(b)(h)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,060,000	1,070,600	(a)(b)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,470,000	1,220,100	(b)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	1,000,000	1,105,000	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	4,480,000	5,219,200	(b)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	1,010,000	914,050	(b)(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,840,000	5,069,900	(b)(h)
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	9,768,000	9,572,640	(b)(e)(h)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	2,860,000	3,196,050	(b)
US Oncology Inc., Senior Subordinated Notes	10.750%	8/15/14	520,000	541,450	(b)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,420,000	2,562,175	(b)
Total Health Care Providers & Services				51,606,769
Health Care Technology — 0.1%
Multiplan Inc., Senior Notes	9.875%	9/1/18	940,000	1,008,150	(a)(b)
Total Health Care				57,157,906
Industrials — 11.2%
Aerospace & Defense — 1.4%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	4,130,000	4,429,425	(a)(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,160,000	2,408,400	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	3,260,000	3,602,300	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000	4,349,100	(a)
Total Aerospace & Defense				14,789,225

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000	$580,625	(a)
Airlines — 2.4%
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,823,106	5,100,435	(b)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	292,759	297,151
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,300,000	3,452,625	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	9,040,000	9,458,100	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	290,000	298,700	(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	76,983	80,254
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,506,298	1,551,487
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	1,092,774	1,163,805	(b)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,177,000	1,300,585	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,930,000	2,132,650	(a)(b)
Total Airlines				24,835,792
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400	784,927	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000	2,579,225	(a)(g)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000	1,625,140	(a)(g)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	871,000	(a)
Total Building Products				5,860,292
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	3,075,000	3,486,281	(b)
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	1,700,000	1,691,500
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000	804,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000	5,412,575	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	1,320,000	1,412,400	(a)(b)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,250,381
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,155,000	1,296,488	(a)(b)
Total Commercial Services & Supplies				17,353,625
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000	2,682,900	(a)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	3,740,000	4,118,675	(a)(g)
Total Construction & Engineering				6,801,575
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	2,850,000	2,272,875	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,840,000	3,113,350	(b)
Marine — 0.8%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	4,830,000	4,902,450	(a)(b)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	4,480,000	3,740,800	(a)(b)
Total Marine				8,643,250

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 1.5%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	2,539,000	$3,081,711	(b)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,215,000	6,813,194
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	182,000	221,130
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	651,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	4,024,000	4,476,700	(b)
Total Road & Rail				15,243,735
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	2,255,000	2,384,663	(a)(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,527,125	(b)
Total Trading Companies & Distributors				5,911,788
Transportation — 0.9%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	5,711,325	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,460,000	3,598,400	(a)
Total Transportation				9,309,725
Total Industrials				114,715,857
Information Technology — 3.5%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	5,124,000	(b)
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	6,928,300	(a)(b)
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	3,498,525	3,419,808	(b)(h)
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000	3,092,250	(b)
First Data Corp., Senior Notes	9.875%	9/24/15	190,000	161,500	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	5,549,187	4,716,809	(b)(h)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	1,390,000	1,442,125
Total IT Services				12,832,492
Semiconductors & Semiconductor Equipment — 0.8%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	670,000	690,100	(a)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	850,000	886,125	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000	1,709,250	(a)(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000	3,365,687	(b)
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	1,398,225	1,431,433	(b)(h)
Total Semiconductors & Semiconductor Equipment				8,082,595
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	2,160,000	2,297,700	(a)(b)
Total Information Technology				35,265,087
Materials — 9.1%
Chemicals — 2.6%
Ashland Inc., Senior Notes	9.125%	6/1/17	5,885,000	6,811,887	(b)
CF Industries Inc., Senior Notes	6.875%	5/1/18	410,000	468,425	(b)
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,770,000	2,057,625	(b)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	3,610,000	3,930,388	(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		$2,294,900	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,587,950	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,753,000	EUR	2,595,364	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,925,000		2,165,625	(b)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,272,938	(b)
Texas Petro Chemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	1,590,000		1,693,350	(a)(b)
Total Chemicals					26,878,452
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,190,000		4,462,350	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,642,742	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	3,830,000		3,772,550
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	990,000		1,012,275
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	2,100,000		0	(c)(d)(f)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	5,730,000		5,980,687	(a)(b)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,180,000		2,289,000	(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,850,000		4,081,000	(a)(b)(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	800,000		848,000	(a)(b)(d)
Total Containers & Packaging					24,088,604
Metals & Mining — 2.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,075,388	(a)(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,840,000		3,038,800	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,590,000		1,706,706	(a)(g)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		770,100	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,690,000		1,740,700	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,566,648	(b)
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	5,220,000		2,401,200	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		323,950
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,086,000		2,706,061	(g)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,143,000		2,447,362	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,228,976	(a)(g)
Total Metals & Mining					21,005,891
Paper & Forest Products — 2.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	5,530,000		4,202,800	(a)(b)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	380,000		437,950	(a)(b)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	1,110,000		1,129,425	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	5,090,000		4,911,850	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,242,925	(a)(b)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	2,505,000		2,310,862	(b)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	4,695,000		5,258,400	(b)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	1,820,000		1,760,850	(b)
Total Paper & Forest Products					21,255,062
Total Materials					93,228,009

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 9.3%
Diversified Telecommunication Services — 5.5%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		$4,256,175	(a)(g)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		341,788	(a)(g)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		91,018	(a)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	5,441,000		544	(c)(d)(f)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,330,000		4,654,750	(a)(b)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	3,140,000		3,281,300	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,895,000		5,249,887	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,380,000		1,509,375	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	6,775,000		7,401,687	(b)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	3,570,000		3,516,450	(b)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	2,480,000		2,709,400	(a)(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	533,000	EUR	771,503	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	448,000	EUR	645,350	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,385,200	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,433,675	(a)(g)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		759,500	(a)(b)
West Corp., Senior Notes	8.625%	10/1/18	2,640,000		2,752,200	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	2,033,000		2,165,145	(a)(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,854,900	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,332,954		5,047,891	(a)(b)(h)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,750,000		1,868,125	(b)
Windstream Corp., Senior Notes	7.750%	10/15/20	1,620,000		1,725,300	(a)
Total Diversified Telecommunication Services					56,421,163
Wireless Telecommunication Services — 3.8%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	2,890,000		3,128,425	(b)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,220,000		2,392,050	(b)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000		2,445,450	(b)
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	810,000		822,150	(b)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	5,155,000		5,535,181	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000		2,368,750	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	10,685,000		11,780,213	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	8,965,000		9,727,025	(a)(g)
Total Wireless Telecommunication Services					38,199,244
Total Telecommunication Services					94,620,407
Utilities — 5.2%
Electric Utilities — 0.9%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,880,000		3,175,200	(a)(g)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	4,380,000		4,686,600	(b)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	15.000%	4/1/21	1,220,000		1,207,800	(a)(b)
Total Electric Utilities					9,069,600

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	$2,383,313	(b)
Independent Power Producers & Energy Traders — 4.0%
AES Corp., Senior Notes	8.000%	10/15/17	331,000	365,755	(b)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,640,000	1,726,100	(a)(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	5,490,000	5,647,837	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,194,391	(a)(g)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	3,975,000	2,404,875	(b)
Dynegy Inc., Bonds	7.670%	11/8/16	3,600,000	3,348,000	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	750,000	607,500	(b)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,027,000	3,719,980
Energy Future Holdings Corp., Senior Notes	12.000%	11/1/17	1,120,800	728,520	(h)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	4,273,000	4,496,914	(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000	7,417,500	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,785,000	4,569,675	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,607,586	1,788,439	(b)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	905,000	944,594	(b)
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,310,000	1,368,950	(b)
Total Independent Power Producers & Energy Traders				40,329,030
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	902,800	(a)(b)
Total Utilities				52,684,743
Total Corporate Bonds & Notes (Cost — $860,738,330)				911,187,587
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $1,306,781)	2.405%	4/20/35	2,114,519	1,686,809	(e)
Collateralized Senior Loans — 2.3%
Consumer Discretionary — 0.4%
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	4,000,000	4,285,000	(j)
Energy — 0.5%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	5,663,628	4,955,674	(d)(h)(j)
Financials — 0.4%
Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000	3,777,084	(j)
Industrials — 0.1%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.289%	3/26/14	53,575	45,011	(j)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.255 - 2.289%	3/26/14	939,145	789,029	(j)
Total Industrials				834,040
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.2%
Level 3 Communications Inc., Term Loan	11.500%	3/13/14	2,000,000	2,170,000	(j)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	5,680,000		$5,680,000	(f)(h)(j)
Total Telecommunication Services					7,850,000
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.756 - 3.789%	10/10/14	2,381,586		1,875,094	(j)
Total Collateralized Senior Loans (Cost — $23,452,774)					23,576,892
Convertible Bonds & Notes — 0.6%
Industrials — 0.6%
Marine — 0.6%
Horizon Lines Inc., Senior Notes (Cost — $6,487,542)	4.250%	8/15/12	7,230,000		6,651,600	(b)
Sovereign Bonds — 3.3%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	1,916,319	EUR	2,070,362	(e)
Republic of Argentina, GDP Linked Securities	2.840%	12/15/35	4,809,113	EUR	786,465	(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		96,293
Republic of Argentina, Senior Bonds	7.000%	10/3/15	315,000		300,720
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	120,568
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		816,458
Total Argentina					4,190,866
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	9,109,000	BRL	5,271,991
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,117,000	BRL	624,234
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,639,000	BRL	1,422,724
Total Brazil					7,318,949
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		634,838	(b)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,470,215
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	990,227
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	915,351
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,001,764	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,031,272
Total Indonesia					5,408,829
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	4,040,000	PEN	1,695,876
Russia — 0.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,118,300	(a)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	1,204,000		1,297,310	(a)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	960,000		1,104,000	(a)(g)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	411,700		495,028	(a)
Total Russia					4,014,638

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 0.7%
Republic of Turkey, Bonds	7.000%	9/26/16	594,000	$718,740	(g)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000	2,128,219	(g)
Republic of Turkey, Senior Notes	7.000%	6/5/20	490,000	610,050	(g)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,784,000	3,361,680	(g)
Total Turkey				6,818,689
Venezuela — 0.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000	2,417,975	(a)(g)
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	472,000	463,150	(a)(e)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	783,372	(g)
Total Venezuela				3,664,497
Total Sovereign Bonds (Cost — $29,663,364)				33,747,182

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 0.9%
Media — 0.9%
Charter Communications Inc.			187,249	6,068,740	*(f)
Charter Communications Inc., Class A Shares			88,573	2,870,651	*
Dex One Corp.			5,437	38,113	*
Total Consumer Discretionary				8,977,504
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			20,408	475,497	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			399	179,570	(d)(f)
Nortek Inc.			7,072	294,780	*
Total Industrials				474,350
Materials — 0.4%
Chemicals — 0.4%
Georgia Gulf Corp.			150,336	3,041,297	*
LyondellBasell Industries NV, Class A Shares			36,755	987,240	*
Total Materials				4,028,537
Total Common Stocks (Cost — $11,840,839)				13,955,888
Convertible Preferred Stocks — 0.9%
Financials — 0.9%
Diversified Financial Services — 0.9%
Bank of America Corp.	7.250%		6,812	6,450,964	(b)
Citigroup Inc.	7.500%		20,709	2,558,390
Total Convertible Preferred Stocks (Cost — $8,649,953)				9,009,354

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate		Shares		Value
Preferred Stocks — 1.4%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		53,250		$1,320,600
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		59,329		6	*(a)(d)(e)(f)
Total Consumer Discretionary					1,320,606
Financials — 1.3%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%		97,000		2,543,223	(a)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		214,775		5,663,617	(e)
Citigroup Capital XIII	7.875%		166,350		4,408,275	(e)
Preferred Plus, Series FMC1 Trust	8.250%		3,020		77,312
Total Diversified Financial Services					10,149,204
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		84,700		46,585	*
Total Financials					12,739,012
Total Preferred Stocks (Cost — $15,234,480)					14,059,618

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	18,500		492,563
Buffets Restaurant Holdings		4/28/14	3,488		35	*(d)(f)
Charter Communications Inc.		11/30/14	4,876		25,111	*
CNB Capital Trust		3/23/19	67,797		0	*(a)(d)(f)
Nortek Inc.		12/7/14	8,427		106,394	*
SemGroup Corp.		11/30/14	21,482		131,683	*
Turbo Beta Ltd.		11/1/14	1		0	*(d)(f)
Total Warrants (Cost — $119,064)					755,786
Total Investments before Short-Term Investments (Cost — $957,493,127)					1,014,630,716

		Maturity Date	Face Amount†
Short-Term Investments — 0.5%
Sovereign Bonds — 0.4%
Egypt Treasury Bills (Cost — $4,056,824)	8.769%	1/4/11	23,450,000	EGP	3,995,992	(k)
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $88,889)	0.200 - 0.240%	5/9/11	89,000		88,916	(k)(l)
Repurchase Agreements — 0.1%
Morgan Stanley tri-party repurchase agreement dated 10/29/10; Proceeds at maturity — $1,095,017; (Fully collateralized by U.S. government agency obligations, 1.375% due 4/28/11; Market value — $1,117,642) (Cost — $1,095,000)	0.190%	11/1/10	1,095,000		1,095,000
Total Short-Term Investments (Cost — $5,240,713)					5,179,908
Total Investments — 100.0% (Cost — $962,733,840#)					$1,019,810,624

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2010

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(c)	The coupon payment on these securities is currently in default as of October 31, 2010.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	Variable rate security. Interest rate disclosed is as of the most recent available information.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EGP	— Egyptian Pound
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

October 31, 2010

Assets:
Investments, at value (Cost — $962,733,840)	$1,019,810,624
Foreign currency, at value (Cost — $42,041)	45,173
Cash	131
Interest and dividends receivable	21,455,235
Receivable for securities sold	2,006,115
Unrealized appreciation on forward foreign currency contracts	146,289
Receivable from broker — variation margin on open futures contracts	9,336
Prepaid expenses	43,216
Total Assets	1,043,516,119

Liabilities:
Loan payable (Note 5)	200,000,000
Payable for open reverse repurchase agreements	50,851,432
Payable for securities purchased	17,034,456
Investment management fee payable	686,240
Unrealized depreciation on forward foreign currency contracts	467,253
Interest payable	228,709
Accrued foreign capital gains tax	43,946
Directors’ fees payable	1,738
Accrued expenses	118,127
Total Liabilities	269,431,901
Total Net Assets	$774,084,218

Net Assets:
Par value ($0.001 par value; 83,958,646 shares issued and outstanding; 100,000,000 shares authorized)	$83,959
Paid-in capital in excess of par value	1,081,039,063
Undistributed net investment income	6,796,362
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(369,574,143)
Net unrealized appreciation on investments, futures contracts and foreign currencies	55,738,977
Total Net Assets	$774,084,218

Shares Outstanding	83,958,646

Net Asset Value	$9.22

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2010

Investment Income:
Interest	$47,891,405
Dividends	913,660
Less: Foreign taxes withheld	(37,372)
Total Investment Income	48,767,693

Expenses:
Investment management fee (Note 2)	3,956,029
Interest expense (Notes 3 and 5)	2,100,419
Transfer agent fees	85,433
Directors’ fees	80,971
Audit and tax	39,834
Legal fees	39,108
Stock exchange listing fees	34,898
Shareholder reports	32,808
Custody fees	26,382
Insurance	7,699
Miscellaneous expenses	4,781
Total Expenses	6,408,362
Less: Compensating balance arrangements (Note 1)	(153)
Net Expenses	6,408,209
Net Investment Income	42,359,484

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,933,974
Futures contracts	43,215
Foreign currency transactions	(193,219)
Net Realized Gain	12,783,970
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,565,620
Futures contracts	(1,081,368)
Foreign currencies	(399,140)
Change in Net Unrealized Appreciation (Depreciation)	8,085,112
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	20,869,082
Increase in Net Assets from Operations	$63,228,566

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	21

Statements of changes in net assets

For the six months ended October 31, 2010 (unaudited) and the year ended April 30, 2010	October 31	April 30

Operations:
Net investment income	$ 42,359,484	$88,734,372
Net realized gain (loss)	12,783,970	(56,903,375)
Change in net unrealized appreciation (depreciation)	8,085,112	299,516,221
Increase in Net Assets From Operations	63,228,566	331,347,218

Distributions to Shareholders From (Note 1):
Net investment income	(44,763,495)	(94,488,329)
Decrease in Net Assets From Distributions to Shareholders	(44,763,495)	(94,488,329)

Fund Share Transactions:
Reinvestment of distributions (501,957 and 1,139,677 shares issued, respectively)	4,496,942	9,305,410
Increase in Net Assets From Fund Share Transactions	4,496,942	9,305,410
Increase in Net Assets	22,962,013	246,164,299

Net Assets:
Beginning of period	751,122,205	504,957,906
End of period*	$ 774,084,218	$751,122,205
* Includes undistributed net investment income of:	$6,796,362	$9,200,373

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 43,031,445
Operating expenses paid	(4,347,885)
Interest paid	(2,246,432)
Net purchases of short-term investments	(3,289,768)
Realized gain on futures contracts	43,215
Realized loss on foreign currency transactions	(193,219)
Net change in unrealized depreciation on futures contracts	(1,081,368)
Net change in unrealized depreciation on foreign currencies	(27,364)
Purchases of long-term investments	(419,911,003)
Proceeds from disposition of long-term investments	428,215,019
Change in receivable from broker — variation margin on open futures contracts	(6,258)
Net Cash Provided By Operating Activities	40,186,382

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(40,266,553)
Proceeds from loan	3,500,000
Cash paid on reverse repurchase agreements	(3,752,266)
Net Cash Used By Financing Activities	(40,518,819)
Net Decrease in Cash	(332,437)
Cash, beginning of period	377,741
Cash, end of period	$ 45,304

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 63,228,566
Accretion of discount on investments	(7,832,808)
Amortization of premium on investments	558,590
Net realized gain from investment transactions	(12,933,974)
Change in net unrealized appreciation from investments	(9,565,620)
Purchases of long-term investments	(419,911,003)
Proceeds from disposition of long-term investments	428,215,019
Net purchases of short-term investments	(3,289,768)
Decrease in interest and dividends receivable	1,537,970
Increase in payable for open forward foreign currency contracts	371,776
Increase in receivable from broker — variation margin on open futures contracts	(6,258)
Decrease in prepaid expenses	25,608
Decrease in interest payable	(146,013)
Decrease in accrued expenses	(65,703)
Total Adjustments	(23,042,184)
Net Cash Flows Provided by Operating Activities	$ 40,186,382

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$4,496,942

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]	2006

Net asset value, beginning of period	$9.00	$6.13	$10.76	$12.38	$11.74	$11.10

Income (loss) from operations:
Net investment income	0.51	1.07	1.14	1.05	0.90	0.92
Net realized and unrealized gain (loss)	0.25	2.94	(4.64)	(1.69)	0.63	0.63
Total income (loss) from operations	0.76	4.01	(3.50)	(0.64)	1.53	1.55

Less distributions from:
Net investment income	(0.54)	(1.14)	(1.13)	(0.98)	(0.89)	(0.91)
Total distributions	(0.54)	(1.14)	(1.13)	(0.98)	(0.89)	(0.91)

Net asset value, end of period	$9.22	$9.00	$6.13	$10.76	$12.38	$11.74

Market price, end of period	$9.97	$9.82	$6.22	$9.90	$11.61	$10.04
Total return, based on NAV[3,4]	8.91%	69.38%	(32.74)%	(5.19)%	13.58%[5]	14.43%
Total return, based on Market Price[4]	7.74%	81.29%	(25.51)%	(6.15)%	25.58%	(1.58)%

Net assets, end of period (000s)	$774,084	$751,122	$504,958	$834,813	$960,555	$911,338

Ratios to average net assets:
Gross expenses	1.74%[6]	2.12%	3.03%	2.94%	1.96%	2.31%
Gross expenses, excluding interest expense	1.17 [6]	1.53	1.60	1.21	1.01	1.21
Net expenses[7]	1.74 [6]	2.12	3.03	2.94	1.96	2.30 [8]
Net expenses, excluding interest expense[7]	1.17 [6]	1.53	1.60	1.21	1.01	1.20 [8]
Net investment income	11.48 [6]	13.44	15.02	9.25	7.55	7.94

Portfolio turnover rate	45%	81%	53%	52%	90%	55%

Supplemental data:
Loans Outstanding, End of Period (000s)	$200,000	$196,500	$161,500	$250,000	$125,000	$125,000
Asset Coverage for Loan Outstanding	487%	482%	413%	434%	868%	829%
Weighted Average Loan (000s)	$196,614	$169,363	$219,563	$213,320	$125,000	$203,630
Weighted Average Interest Rate on Loans	1.82%	1.80%	3.00%	5.00%	5.56%	4.21%

1         For the six months ended October 31, 2010 (unaudited).

2         Per share amounts have been calculated using the average shares method.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for less than one year are not annualized.

5         The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

6         Annualized.

7         The impact of compensating balance arrangements, if any, was less than 0.01%.

8         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 – quoted prices in active markets for identical investments

•        Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$911,006,703	$ 180,884	$ 911,187,587
Collateralized mortgage obligations	—	1,686,809	—	1,686,809
Collateralized senior loans	—	17,896,892	5,680,000	23,576,892
Convertible bonds & notes	—	6,651,600	—	6,651,600
Sovereign bonds	—	33,747,182	—	33,747,182
Common stocks:
Consumer discretionary	$ 2,908,764	6,068,740	—	8,977,504
Industrials	294,780	—	179,570	474,350
Other common stocks	4,504,034	—	—	4,504,034
Convertible preferred stocks	9,009,354	—	—	9,009,354
Preferred stocks:
Consumer discretionary	1,320,600	—	6	1,320,606
Financials	10,195,789	2,543,223	—	12,739,012
Warrants	25,111	730,640	35	755,786
Total long-term investments	$28,258,432	$980,331,789	$6,040,495	$1,014,630,716
Short-term investments†	—	5,179,908	—	5,179,908
Total investments	$28,258,432	$985,511,697	$6,040,495	$1,019,810,624
Other financial instruments:
Futures contracts	(992,535)	—	—	(992,535)
Forward foreign currency contracts	—	(320,964)	—	(320,964)
Total other financial instruments	$ (992,535)	$ (320,964)	—	$ (1,313,499)
Total	$27,265,897	$985,190,733	$6,040,495	$1,018,497,125

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Common Stocks		Preferred Stocks	Warrants	Total
Balance as of April 30, 2010	$ 76,200	—	—		$ 59	$ 21,171	$ 97,430
Accrued premiums/discounts	2,080	$ 1,473	—		—	—	3,553
Realized gain (loss)	—	—	—		—	—	—
Change in unrealized appreciation (depreciation)[1]	102,060	36,299	$179,570		(53)	85,258	403,134
Net purchases (sales)	—	5,642,228	0	*	—	—	5,642,228
Transfers into Level 3	544	—	—		—	—	544
Transfers out of Level 3	—	—	—		—	(106,394)	(106,394)
Balance as of October 31, 2010	$180,884	$5,680,000	$179,570		$ 6	$ 35	$6,040,495
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010[1]	$102,060	$ 36,299	$179,570		$(53)	$ (68)	$ 317,808

1         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*       Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on

26	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	27

margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

28	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of October 31, 2010, there were $43,946 of capital gains tax liabilities accrued on unrealized gains.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	29

3. Investments

During the six months ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$409,581,788	$2,283,772
Sales	420,577,229	2,300,310

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 97,123,277
Gross unrealized depreciation	(40,046,493)
Net unrealized appreciation	$ 57,076,784

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	65	12/10	$ 9,297,188	$ 8,764,844	$(532,344)
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	12/10	31,514,856	31,975,047	(460,191)
Net unrealized loss on open futures contracts					$(992,535)

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	UBS AG	900,000	$1,252,297	11/24/10	$ 108,208
Euro	UBS AG	500,000	695,720	11/24/10	26,544
					134,752
Contracts to Sell:
Euro	UBS AG	1,200,000	1,669,729	11/24/10	(7,165)
Euro	UBS AG	1,000,000	1,391,441	11/24/10	2,759
Euro	JPMorgan Chase Bank, N.A.	2,109,000	2,934,858	11/15/10	8,778
Euro	UBS AG	2,463,357	3,427,616	11/24/10	(166,002)
Euro	UBS AG	900,000	1,252,297	11/24/10	(108,450)
Euro	Citibank, N.A.	1,742,359	2,424,390	11/24/10	(185,636)
					(455,716)
Net unrealized loss on open forward foreign currency contracts					$(320,964)

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2010 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$52,738,707	0.992%	$54,603,698

Interest rates on reverse repurchase agreements ranged from 0.450% to 2.500% during the six months ended October 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $267,385.

30	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At October 31, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount

Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $2,563,655 on 11/4/10, collateralized by: $4,000,000 Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $3,761,250

$ 2,552,400
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $2,800,465 on 11/4/10, collateralized by: $3,740,000 Odebrecht Finance Ltd., 7.500% due 10/18/17; Market value (including accrued interest) $4,129,463	2,788,170
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $5,289,858 on 11/4/10, collateralized by: $6,067,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) $6,912,306	5,274,043
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.000% to be repurchased at $899,661 on 11/4/10, collateralized by: $1,204,000 RSHB Capital, Loan Participation Notes, 7.175% due 5/16/13; Market value (including accrued interest) $1,336,982	896,498
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $4,818,957 on 11/4/10, collateralized by: $7,000,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $7,878,730	4,797,800
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.750% to be repurchased at $1,622,548 on 11/4/10, collateralized by: $1,784,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,357,086	1,618,266
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.750% to be repurchased at $1,570,945 on 11/4/10, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,345,329	1,566,800
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $1,594,275 on 11/4/10, collateralized by: $2,070,000 Vedanta Resources PLC, 8.750% due 1/15/14; Market value (including accrued interest) $2,282,624	1,587,276
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $551,129 on 11/4/10, collateralized by: $1,164,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) $816,287	548,710
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at $1,402,728 on 11/4/10, collateralized by: $1,860,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $2,127,171	1,398,534
Reverse repurchase agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at $1,563,467 on 11/4/10, collateralized by: $3,370,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,452,962	1,556,603
Reverse repurchase agreement with Credit Suisse, dated 7/19/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,400,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $1,601,096	1,052,660
Reverse repurchase agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,175,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $2,169,547	1,545,477
Reverse repurchase agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at $2,419,895 on 11/15/10, collateralized by: $2,784,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $3,385,473	2,413,171
Reverse repurchase agreement with Credit Suisse, dated 10/7/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $960,000 RSHB Capital, Loan Participation Notes, 9.000% due 6/11/14; Market value (including accrued interest) $1,137,757	854,304
Reverse repurchase agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,214,971	731,402
Reverse repurchase agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000 RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17; Market value (including accrued interest) $1,148,969	861,408
Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $490,000 Republic of Turkey, 7.000% due 6/5/20; Market value (including accrued interest) $624,014	527,730

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	31

Security	Face Amount

Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Republic of Turkey, 7.000% due 9/26/16; Market value (including accrued interest) $722,875

$ 632,610
Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $370,000 Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $348,841	312,650
Reverse repurchase agreement with JPMorgan Chase & Co., dated 4/5/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,145,000 Petrobras International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,352,833	1,017,905
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Globo Communicacoes e Participacoes SA, 7.250% due 4/26/22; Market value (including accrued interest) $2,189,890	1,744,000
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 LUKOIL International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) $1,871,752	1,689,040
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,100,000 Colbun SA, 6.000% due 1/21/20; Market value (including accrued interest) $1,212,864	1,024,100
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,880,000 EEB International Ltd., 8.750% due 10/31/14; Market value (including accrued interest) $3,302,585	2,628,000
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $1,590,000 Evraz Group SA, 8.875% due 4/24/13; Market value (including accrued interest) $1,709,807	1,359,450
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.450% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 KazMunaiGaz Finance Sub B.V., 8.375% due 7/2/13; Market value (including accrued interest) $2,337,061	1,868,175
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,540,000 TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) $1,750,369	1,543,850
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,390,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $1,591,077	1,407,375
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,209,287	1,038,375
Reverse repurchase agreement with UBS Securities LLC, dated 10/28/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $2,514,301	2,014,650
Total reverse repurchase agreements (Proceeds — $50,851,432)	$50,851,432

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

ASSET DERIVATIVES[1]

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$146,289

32	Western Asset High Income Fund II Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$992,535	—	$ 992,535
Forward foreign currency contracts	—	$467,253	467,253
Total	$992,535	$467,253	$1,459,788

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$43,215	—	$ 43,215
Forward foreign currency contracts	—	$(101,425)	(101,425)
Total	$43,215	$(101,425)	$ (58,210)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(1,081,368)	—	$(1,081,368)
Forward foreign currency contracts	—	$(371,776)	(371,776)
Total	$(1,081,368)	$(371,776)	$(1,453,144)

During the six months ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 713,744
Forward foreign currency contracts (to sell)	6,759,679
Futures contracts (to buy)	8,771,518
Futures contracts (to sell)	31,314,905

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. Unless renewed, this agreement will

Western Asset High Income Fund II Inc. 2010 Semi-Annual Report	33

terminate on December 14, 2010. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended October 31, 2010 was $1,833,034. For the six months ended October 31, 2010, the Fund had an average daily loan balance outstanding of $196,614,130 and the weighted average interest rate was 1.824%. At October 31, 2010, the Fund had $200,000,000 of borrowings outstanding per this credit agreement.

Subsequent to the period of this report, on December 15, 2010, the Fund renewed its 364-day revolving credit agreement with the same financial institution. Unless renewed, this agreement will expire on December 14, 2011. The Fund had $200,000,000 outstanding under this credit agreement on December 15, 2010.

6. Distributions subsequent to October 31, 2010

On August 16, 2010, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0850 per share payable on November 26, 2010 to shareholders of record on November 19, 2010.

On November 15, 2010, the Board declared three distributions, each in the amount of $0.0850 per share, payable on December 30, 2010, January 28, 2011 and February 25, 2011 to shareholders of record on December 23, 2010, January 21, 2011 and February 18, 2011, respectively.

7. Capital loss carryforward

As of April 30, 2010 the Fund had a net capital loss carryforward of approximately $356,136,514, of which $78,206,001 expires in 2011, $6,091,329 expires in 2016, $90,684,793 expires in 2017 and $181,154,391 expires in 2018. These amounts will be available to offset any future taxable capital gains.

34	Western Asset High Income Fund II Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on August 16, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	74,851,956	2,021,083
William R. Hutchinson	74,840,944	2,032,095
R. Jay Gerken, CFA	74,788,585	2,084,454

At October 31, 2010, in addition to Carol L. Colman, William R. Hutchinson and R. Jay Gerken, CFA, the Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
Riordan Roett
Jeswald W. Salacuse

Western Asset High Income Fund II Inc.	35

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date

36	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant

Western Asset High Income Fund II Inc.	37

elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

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Western Asset

High Income Fund II Inc.

Directors	Western Asset High Income Fund II Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
Officers		HIX
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
John Chiota	American Stock Transfer & Trust Company
Identity Theft Protection Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steve Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•        Information we receive from you on applications and forms, via the telephone, and through our websites;

•        Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•        Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS0022 12/10 SR10-1238

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	December 22, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	December 22, 2010